Exhibit 99.2


     Montpelier Re Holdings Ltd.


     Financial Supplement


     December 31, 2004




     Contact: Neil McConachie Treasurer and Chief Accounting Officer
              telephone: (441) 297 9576  email: neil.mcconachie@montpelierre.bm


     This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

     Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.


Important events and uncertainties that could cause the actual results, future dividends or future repurchases to differ include, but are not necessarily limited to: market conditions affecting Montpelier's common share price; our short operating and trading history; our dependence on principal employees; tne cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities on the economy; competition resulting from: growing capital levels in the reinsurance industry, in some cases, declining demand due to, among other things, increased retentions by cedants, and other factors; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.


Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                               Table of Contents


     1    Organizational Chart

     2    Consolidated Financial Highlights

     3    Summary Consolidated Balance Sheets

     4    Summary Consolidated Income Statements

     5    Earnings Per Share

     6    Fully Converted Book Value Per Share

     7    Return on Equity

     8    Premium by Category by Quarter

     9    Losses and Loss Ratios

     10   Investments

     11   Capital

     12   Net Income Reconciliation

     13   Non-GAAP Financial Measures

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                              Organizational Chart


                                                -------------------
                                                | Anthony Taylor  |
                                                |    Chairman     |
                                                | President & CEO |
                                                -------------------
                                                         |
                                                         |
              ___________________________________________|_______________________________________
              |                            |                           |                        |
              |                            |                           |                        |
              |                            |                           |                        |
----------------------------   -------------------------   -------------------------  --------------------
|      Russell Fletcher    |   |     Tom Busher        |   |     Kip Oberting      |  | Nick Newman-Young|
|Chief Underwriting Officer|   |Chief Operating Officer|   |Chief Financial Officer|  |Marketing Director|
----------------------------   -------------------------   -------------------------  --------------------
              |                            |                           |
              |                            |                           |
              |                            |                           |
----------------------------   -------------------------   -------------------------
|      Chris Harris        |   |      Jonathan Kim     |   |     Neil McConachie   |
|      Chief Actuary       |   |     General Counsel   |   |     Treasurer & CAO   |
----------------------------   -------------------------   -------------------------




Investor enquiries:  Neil McConachie, Treasurer and Chief Accounting Officer
                     telephone: (441) 297 9576
                     email: neil.mcconachie@montpelierre.bm

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                  Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts

                                                                              % change     Three months    % change
                                                           Year ended Dec 31  2004 vs.     ended Dec 31    Q4-04 vs.
                                                            2004       2003     2003      2004      2003     Q4-03
                                                          ------------------- --------  ------------------ ---------

Gross premiums written                                    $ 837.0    $ 809.7      3%    $ 108.9   $ 103.2         6%

Net premiums written                                      $ 749.3    $ 778.0     -4%    $  98.9   $ 111.4        -11%

Net premiums earned                                       $ 787.5    $ 705.4     12%    $ 193.1   $ 183.4         5%

Net investment income                                     $  69.1    $  50.1     38%    $  19.5   $  14.4        35%

Net income, excluding net realized gains (losses) (1)     $ 226.1    $ 391.2    -42%    $  94.6   $  92.2         3%

Net income                                                $ 240.3    $ 407.1    -41%    $ 102.4   $  99.9         3%

Comprehensive income                                      $ 241.7    $ 425.3    -43%    $ 106.8   $ 111.6        -4%

Operating cash flow                                       $ 519.7    $ 581.5    -11%    $  48.0   $ 123.4       -61%

Loss and loss adjustment expense ratio                       51.4%      23.3%              28.5%     27.9%
Acquisition costs ratio                                      19.4%      19.9%              21.0%     18.1%
Administrative expense ratio                                  7.0%       7.1%               9.3%      9.4%
Combined ratio                                               77.8%      50.3%              58.8%     55.4%

Diluted earnings per share, excl net realized gains (2)   $  3.34    $  5.81            $  1.41   $  1.35
Diluted earnings per share                                $  3.55    $  6.05            $  1.53   $  1.46

Fully converted book value per share (3)                  $ 26.75    $ 24.92            $ 26.75   $ 24.92

Total return to shareholders (4): Quarter                       -          -                5.9%      6.5%
Total return to shareholders (4): Rolling 12 months          13.1%      30.3%                 -         -

Dividend per share / warrant                              $  0.34    $  0.34            $  0.34   $  0.34

(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 12 for reconciliation to net income and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 5 for a reconciliation to diluted earnings per share and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(3) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividend accrued to shareholders. See page 7 for more detail and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                 Summary Consolidated Balance Sheets (unaudited)
                     $ in millions, except per share amounts

                                                      Dec 31      Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
                                                       2004        2004        2004        2004        2003        2003
                                                    ----------------------------------------------------------------------

ASSETS
Investments and cash and cash equivalents           $ 2,598.7   $ 2,598.6   $ 2,449.3   $ 2,427.4   $ 2,237.7   $ 2,218.7
Securities lending collateral                           420.8       480.4       531.7       420.2       354.5       404.7
Premiums receivable                                     173.8       255.9       331.6       312.3       207.9       260.0
Deferred acquisition costs                               59.0        70.5        76.6        70.9        59.8        72.0
Reinsurance recoverable                                  94.7        55.7         6.5         7.1         7.7         7.6
Unearned premium ceded                                   17.0        39.0        45.9        32.3         9.9        26.8
Other assets                                             34.1        31.1        33.8        28.1        29.6        21.1
                                                    ----------  ----------  ----------  ----------  ----------  ----------

       Total Assets                                 $ 3,398.1   $ 3,531.2   $ 3,475.4   $ 3,298.3   $ 2,907.1   $ 3,010.9
                                                    ==========  ==========  ==========  ==========  ==========  ==========

LIABILITIES
Loss and loss adjustment expense reserves               549.5       573.1       309.8       276.3       249.8       220.3
Unearned premium                                        287.6       403.8       449.7       447.6       318.7       411.8
Securities lending payable                              420.8       480.4       531.7       420.2       354.5       404.7
Senior notes                                            249.0       248.9       248.9       248.9       248.8       248.8
Other liabilities                                       139.3       161.5       171.0       135.3        77.6       156.0
                                                    ----------  ----------  ----------  ----------  ----------  ----------

       Total Liabilities                            $ 1,646.2   $ 1,867.7   $ 1,711.1   $ 1,528.3   $ 1,249.4   $ 1,441.6


SHAREHOLDERS' EQUITY                                $ 1,751.9   $ 1,663.5   $ 1,764.3   $ 1,770.0   $ 1,657.7   $ 1,569.3
                                                    ----------  ----------  ----------  ----------  ----------  ----------

       Total Liabilites and Shareholders' Equity    $ 3,398.1   $ 3,531.2   $ 3,475.4   $ 3,298.3   $ 2,907.1   $ 3,010.9
                                                    ==========  ==========  ==========  ==========  ==========  ==========


Fully converted book value per share(1)             $   26.75   $   25.58   $   26.81   $   26.44   $   24.92   $   23.72

(1) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
               Summary Consolidated Income Statements (unaudited)
                     $ in millions, except per share amounts

                                                                                           Full Year  Full Year
                                          Q4-04     Q3-04      Q2-04     Q1-04    Q4-03      2004       2003
                                         ----------------------------------------------------------------------

Gross premiums written                   $ 108.9   $ 184.5   $ 210.4   $ 333.2   $ 103.2   $  837.0   $  809.7
Net premiums written                        98.9     170.9     182.2     297.3     111.4      749.3      778.0
Net premiums earned                        193.1     210.0     193.6     190.8     183.4      787.5      705.4
Net investment income                       19.5      18.0      16.3      15.3      14.4       69.1       50.1
Net realized gains on investments            2.0       2.0       1.4       1.7       1.3        7.2        7.6
Net foreign exchange gains (losses)          5.8       1.2      (1.0)      1.0       6.4        7.0        8.3
                                         --------  --------  --------  --------  --------  ---------  ---------

          Total Revenues                   220.4     231.2     210.3     208.8     205.5      870.8      771.4

Loss and loss adjustment expenses           55.0     263.4      40.2      46.2      51.2      404.9      164.1
Acquisition costs                           40.6      32.6      43.9      35.7      33.2      152.7      140.4
General and admin expenses                  17.9       8.9      14.8      13.7      17.2       55.3       50.0
Financing expense                            4.6       4.3       4.4       4.1       4.1       17.5        9.7
                                         --------  --------  --------  --------  --------  ---------  ---------

          Total Expenses                   118.1     309.2     103.3      99.7     105.7      630.4      364.2

Income (loss) before taxes                 102.3     (78.0)    107.0     109.1      99.8      240.4      407.2

                                         --------  --------  --------  --------  --------  ---------  ---------
          Net income (loss)              $ 102.4   $ (78.2)  $ 107.0   $ 109.0   $  99.9   $  240.3   $  407.1
                                         ========  ========  ========  ========  ========  =========  =========

                                         --------  --------  --------  --------  --------  ---------  ---------
          Comprehensive income (loss)    $ 106.8   $ (59.8)  $  59.7   $ 134.9   $ 111.6   $  241.7   $  425.3
                                         ========  ========  ========  ========  ========  =========  =========

Loss ratio                                  28.5%    125.5%     20.7%     24.2%     27.9%      51.4%      23.3%
Acquisition costs ratio                     21.0%     15.5%     22.7%     18.7%     18.1%      19.4%      19.9%
Administrative expense ratio                 9.3%      4.2%      7.6%      7.2%      9.4%       7.0%       7.1%
                                         --------  --------  --------  --------  --------  ---------  ---------
          Combined ratio                    58.8%    145.2%     51.0%     50.1%     55.4%      77.8%      50.3%
                                         ========  ========  ========  ========  ========  =========  =========

Basic earnings (loss) per share          $  1.65   $ (1.26)  $  1.70   $  1.72   $  1.58   $   3.84   $   6.42
Diluted earnings (loss) per share        $  1.53   $ (1.26)  $  1.57   $  1.59   $  1.46   $   3.55   $   6.05

Dividend per share / warrant             $  0.34   $  0.34   $  0.34   $  0.34   $  0.34   $   1.36   $   0.34

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                         Earnings Per Share (unaudited)
                     $ in millions, except per share amounts

                                                                                                           Full Year     Full Year
                                            Q4-04        Q3-04         Q2-04       Q1-04        Q4-03         2004          2003
                                         -------------------------------------------------------------------------------------------
Basic earnings (loss) per common share:

Net income (loss) available to common
 shareholders                            $     102.4  $     (78.2) $     107.0  $     109.0  $      99.9  $     240.3  $      407.1

Weighted avg common shares outstanding -
 basic                                    62,033,732   62,012,065   63,078,809   63,409,264   63,392,597   62,633,467    63,392,597

   Basic earnings (loss) per common      ------------ ------------ ------------ ------------ ------------ ------------ -------------
    share                                $      1.65  $     (1.26) $      1.70  $      1.72  $      1.58  $      3.84  $       6.42
                                         ============ ============ ============ ============ ============ ============ =============


Diluted earnings (loss) per common share:

Net income (loss) available to common
 shareholders                            $     102.4  $     (78.2) $     107.0  $     109.0  $      99.9  $     240.3  $      407.1
Weighted avg common shares outstanding -
 basic                                    62,033,732   62,012,065   63,078,809   63,409,264   63,392,597   62,633,467    63,392,597
Dilutive effect of warrants                4,049,262            -    3,780,365    4,080,029    3,773,775    3,967,866     3,110,351
Dilutive effect of stock options             985,258            -    1,083,017    1,279,980    1,097,658    1,105,639       772,339
Weighted avg common & common equivalent
 shares outstanding - diluted             67,068,252   62,012,065   67,942,191   68,769,273   68,264,030   67,706,972    67,275,287



   Diluted earnings (loss) per common    ------------ ------------ ------------ ------------ ------------ ------------ -------------
    share                                $      1.53  $     (1.26) $      1.57  $      1.59  $      1.46  $      3.55  $       6.05
                                         ============ ============ ============ ============ ============ ============ =============


Diluted earnings (loss) per common share, excluding net realized gains / (losses) (1):

Diluted earnings (loss) per common share $      1.53  $     (1.26) $      1.57  $      1.59  $      1.46  $      3.55  $       6.05
Impact of net realised gains (losses) &
 FX translation                                (0.12)       (0.05)       (0.01)       (0.04)       (0.11)       (0.21)        (0.24)

   Diluted earnings (loss) per common
    share, excluding net realized gains  ------------ ------------ ------------ ------------ ------------ ------------ -------------
    (losses)                             $      1.41  $     (1.31) $      1.56  $      1.55  $      1.35  $      3.34  $       5.81
                                         ============ ============ ============ ============ ============ ============ =============


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                 Fully Coverted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts

                                                         Dec 31       Sep 30       Jun 30       Mar 31       Dec 31        Sep 30
                                                          2004         2004         2004         2004         2003          2003
                                                      ------------------------------------------------------------------------------
Numerator ($ in millions):

Shareholders' equity                                      1,751.9      1,663.5      1,764.3      1,770.0      1,657.7       1,569.3
Proceeds from assumed exercise of outstanding warrants      122.0        122.0        122.0        122.0        122.0         122.0
Proceeds from assumed exercise of outstanding options        35.5         40.3         44.1         45.3         46.1          46.1

                                                      ------------ ------------ ------------ ------------ ------------ -------------
Book value numerator                                  $   1,909.4  $   1,825.8  $   1,930.4  $   1,937.3  $   1,825.8  $    1,737.4
                                                      ============ ============ ============ ============ ============ =============

Denominator (in shares):

Common voting shares outstanding                       62,131,232   61,853,732   62,251,232   63,442,597   63,392,597    63,392,597
Shares issueable upon exercise of outstanding warrants  7,319,160    7,319,160    7,319,160    7,319,160    7,319,160     7,319,160
Shares outstanding upon exercise of outstanding
 options                                                1,922,500    2,200,000    2,427,500    2,500,000    2,550,000     2,550,000

                                                      ------------ ------------ ------------ ------------ ------------ -------------
Book value denominator                                 71,372,892   71,372,892   71,997,892   73,261,757   73,261,757    73,261,757
                                                      ============ ============ ============ ============ ============ =============


Fully converted book value per common voting and      ------------ ------------ ------------ ------------ ------------ -------------
 common equivalent voting share (1)                   $     26.75  $     25.58  $     26.81  $     26.44  $     24.92  $      23.72
                                                      ============ ============ ============ ============ ============ =============


(1)  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                          Return on Equity (unaudited)

                                                  Q4-04    Q3-04    Q2-04    Q1-04    Q4-03    Q3-03    Q2-03    Q1-03    Q4-02
                                                 --------------------------------------------------------------------------------

Comp Inc/Beg S/Hs' equity(1) : Quarter               6.4%    -3.4%     3.4%     8.1%     7.1%     6.4%     8.6%     8.2%     8.5%

Comp Inc/Beg S/Hs' equity(1) : Rolling 12 months    14.9%    15.7%    27.4%    33.8%    33.9%    35.6%    33.3%    30.7%    21.5%


FCBVPS(2)                                        $ 26.75  $ 25.58  $ 26.81  $ 26.44  $ 24.92  $ 23.72  $ 22.42  $ 20.81  $ 19.39

Dividend per share/warrant                       $  0.34  $  0.34  $  0.34  $  0.34  $  0.34  $     -  $     -  $     -  $     -

Dividend Yield(2)                                    1.3%     1.3%     1.3%     1.4%     1.4%       -        -        -        -


Change in FCBVPS(1): Quarter                         4.6%    -4.6%     1.4%     6.1%     5.1%     5.8%     7.7%     7.3%     6.4%


Total return(1): Quarter                             5.9%    -3.3%     2.7%     7.5%     6.5%     5.8%     7.7%     7.3%     6.4%

Total return(1): Rolling 12 months                  13.1%    13.9%    24.4%    30.5%    30.3%    30.2%    28.0%    25.9%    18.2%

Compound annual total return(1)                     19.7%    19.2%    22.9%    24.2%    23.1%       -        -        -        -

Total return(1): Since inception                    71.7%       -        -        -        -        -        -        -        -


(1) Comp Inc = Comprehensive Income. Beg S/Hs' Equity = Beginning Shareholders' equity. See Page 13 for a discussion of our use of Non-GAAP Financial
     Measures.
(2) FCBVPS = Fully converted book value per share. See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                   Premium by Category by Quarter (unaudited)
                                 $ in millions

                                            Quarter ended    Quarter ended    Quarter ended    Quarter ended    Quarter ended
                                             Dec 31, 2004     Sep 30, 2004     Jun 30, 2004     Mar 31, 2004     Dec 31, 2003
                                              $       %        $       %        $       %        $       %        $       %
                                           ------------------------------------------------------------------------------------
Gross premium written
      Property Specialty                      56.0      52%    73.7      40%    96.2      46%    88.1      27%    45.2      44%
      Property Catastrophe                    20.0      18%    69.9      38%    65.7      31%   174.7      52%    24.0      23%
      Other Specialty                         32.8      30%    41.1      22%    43.8      21%    69.1      21%    30.6      30%
      Qualifying Quota Share                   0.1       0%    (0.2)      0%     4.7       2%     1.3       0%     3.4       3%
                                           ---------------- ---------------- ---------------- ---------------- ----------------

      Total                                  108.9     100%   184.5     100%   210.4     100%   333.2     100%   103.2     100%
                                           ---------------- ---------------- ---------------- ---------------- ----------------

Ceded premium written                        (10.0)           (13.6)           (28.2)           (35.9)             8.1

Net premium written                           98.9            170.9            182.2            297.3            111.3

Net premium earned                           193.1            210.0            193.6            190.8            183.4

Ceded premium : Gross premium written %         -9%              -7%             -13%             -11%               8%

Net premium earned : Net premium written %     195%             123%             106%              64%             165%


                                            Q4'04 v Q4'03    Q3'04 v Q3'03    Q2'04 v Q2'03    Q1'04 v Q1'03    Q4'03 v Q4'02
Qtr v Qtr last year                         change  change   change  change   change  change   change  change   change  change
                                               $       %        $       %        $       %        $       %        $       %
                                           ------------------------------------------------------------------------------------
Gross premium written
      Property Specialty                      10.8      24%   (26.5)    -26%    24.7      35%    (2.5)     -3%    19.1      73%
      Property Catastrophe                    (4.0)    -17%    18.8      37%   (23.8)    -27%    23.9      16%    (8.9)    -27%
      Other Specialty                          2.2       7%    10.8      36%    19.4      79%    20.3      42%    33.9      NM
      Qualifying Quota Share                  (3.3)    -98%    35.4      NM     (3.9)    -45%   (75.1)    -98%   (14.8)    -81%
                                           ---------------- ---------------- ---------------- ---------------- ----------------

      Total                                    5.7       5%    38.5      26%    16.4       8%   (33.4)     -9%    29.3      40%
                                           ---------------- ---------------- ---------------- ---------------- ----------------


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                       Losses and Loss Ratios (unaudited)
                                 $ in millions
                                                                 Full    Full
                                                                 Year    Year
                         Q4-04   Q3-04   Q2-04   Q1-04   Q4-03   2004    2003
                        -------------------------------------------------------
Property Specialty
------------------

 Net reserves: start     223.3   129.0   105.5    98.8    92.3    98.8    54.1
 Change in prior AY       (8.0)   (7.6)  (23.4)  (15.1)   (3.2)  (54.1)  (37.1)
 Paid losses (1)         (49.3)  (24.5)    4.0    (8.4)   (7.1)  (78.2)  (14.3)
 Incurred losses          (5.2)  126.4    42.9    30.2    16.8   194.3    96.1
                        ------- ------- ------- ------- ------- ------- -------
 Net reserves: end       160.8   223.3   129.0   105.5    98.8   160.8    98.8
                        ------- ------- ------- ------- ------- ------- -------

Net loss ratio           -18.4%  166.4%   29.3%   24.5%   22.2%   51.5%   24.8%
Prior AY adjusts.        -11.1%  -10.6%  -35.2%  -24.4%   -5.2%  -19.9%  -15.7%

Paid to incurred          -373%     21%    -20%     56%     52%     56%     24%

Property Catastrophe
--------------------

 Net reserves: start     149.3    38.0    42.7    40.0    36.5    40.0    32.5
 Change in prior AY       (3.7)   (6.7)   (3.8)   (3.6)   (3.7)  (17.8)  (12.3)
 Paid losses (1)         (60.3)  (14.7)   (4.9)   (1.5)   (8.9)  (81.4)  (19.1)
 Incurred losses          32.6   132.7     4.0     7.8    16.1   177.1    38.9
                        ------- ------- ------- ------- ------- ------- -------
 Net reserves: end       117.9   149.3    38.0    42.7    40.0   117.9    40.0
                        ------- ------- ------- ------- ------- ------- -------

Net loss ratio            38.2%  139.4%    0.4%    5.4%   16.8%   50.3%    9.5%
Prior AY adjusts.         -4.9%   -7.4%   -5.2%   -4.7%   -5.0%   -5.6%   -4.3%

Paid to incurred           209%     12%   2023%     36%     72%     51%     72%


                                                                 Full    Full
                                                                 Year    Year
                         Q4-04   Q3-04   Q2-04   Q1-04   Q4-03   2004    2003
                        -------------------------------------------------------
Other Specialty
---------------

 Net reserves: start      88.7    72.2    58.3    42.9    28.2    42.9     9.0
 Change in prior AY       (1.1)   (5.0)   (5.1)   (4.1)   (1.6)  (15.3)   (5.0)
 Paid losses (1)          (4.8)   (3.3)   (1.1)   (2.7)   (2.3)  (11.9)   (4.4)
 Incurred losses          45.8    24.8    20.1    22.2    18.6   112.9    43.3
                        ------- ------- ------- ------- ------- ------- -------
 Net reserves: end       128.6    88.7    72.2    58.3    42.9   128.6    42.9
                        ------- ------- ------- ------- ------- ------- -------

Net loss ratio           104.8%   46.7%   38.5%   52.7%   53.3%   61.7%   37.5%
Prior AY adjusts.         -2.6%  -11.8%  -13.1%  -11.9%   -5.0%   -9.7%   -4.9%

Paid to incurred            11%     17%      8%     15%     14%     12%     12%

Qualifying Quota Share
----------------------

 Net reserves: start      56.1    64.1    62.7    60.4    55.7    60.4    33.9
 Change in prior AY       (4.5)   (3.4)   (2.0)   (0.5)   (4.7)  (10.4)   (3.8)
 Paid losses (1)          (3.2)   (6.9)   (4.0)   (6.5)   (3.4)  (20.6)  (13.6)
 Incurred losses          (0.9)    2.3     7.4     9.3    12.8    18.1    43.9
                        ------- ------- ------- ------- ------- ------- -------
 Net reserves: end        47.5    56.1    64.1    62.7    60.4    47.5    60.4
                        ------- ------- ------- ------- ------- ------- -------

Net loss ratio          -233.9%  -19.7%   36.4%   50.2%   49.7%   18.9%   48.4%
Prior AY adjusts.       -195.7%  -58.6%  -13.2%   -2.9%  -28.7%  -25.6%   -4.6%

Paid to incurred           -59%   -627%     74%     74%     42%    268%     34%


TOTAL
-----

 Net reserves: start     517.4   303.3   269.2   242.1   212.7   242.1   129.5
 Change in prior AY      (17.3)  (22.7)  (34.3)  (23.3)  (13.2)  (97.6)  (58.2)
 Paid losses (1)        (117.6)  (49.4)   (6.0)  (19.1)  (21.7) (192.1)  (51.4)
 Incurred losses          72.3   286.2    74.4    69.5    64.3   502.4   222.2
                        ------- ------- ------- ------- ------- ------- -------
 Net reserves: end       454.8   517.4   303.3   269.2   242.1   454.8   242.1
                        ------- ------- ------- ------- ------- ------- -------

Net loss ratio            28.5%  125.5%   20.7%   24.2%   27.9%   51.4%   23.3%
Prior AY adjusts.         -9.0%  -10.8%  -17.7%  -12.2%   -7.2%  -12.4%   -8.3%

Paid to incurred           214%     19%     15%     41%     43%     47%     31%

IBNR as a % of reserves     62%     70%     72%     72%     74%     62%     74%


(1)  Paid losses are shown net of the impact of foreign exchange translation

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                            Investments (unaudited)
                                 $ in millions

                                               Dec 31      Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
                                                2004        2004        2004        2004        2003        2003
                                             ----------  ----------  ----------  ----------  ----------  ----------
Market value $
Fixed maturities                             $ 2,325.3   $ 2,277.2   $ 2,137.7   $ 2,113.0   $ 1,976.2   $ 1,900.6
Equity securities                                 45.4        40.3        41.0        40.5        37.6        26.9
Other investments                                117.4       109.5        88.8        93.4        84.3        63.7
Cash and cash equivalents                        110.6       171.6       181.8       180.5       139.6       227.5
                                             ----------  ----------  ----------  ----------  ----------  ----------
     Total                                   $ 2,598.7   $ 2,598.6   $ 2,449.3   $ 2,427.4   $ 2,237.7   $ 2,218.7
                                             ==========  ==========  ==========  ==========  ==========  ==========

Market value %
Fixed maturities                                    89%         87%         87%         87%         88%         86%
Equity securities                                    2%          2%          2%          2%         2%           1%
Other investments                                    5%          4%          4%          4%          4%          3%
Cash and cash equivalents                            4%          7%          7%          7%          6%         10%
                                             ----------  ----------  ----------  ----------  ----------  ----------
     Total                                         100%        100%        100%        100%        100%        100%
                                             ==========  ==========  ==========  ==========  ==========  ==========

Fixed Income Allocation by Market Value
US Government and agency                     $ 1,385.4   $ 1,504.2   $ 1,497.7   $ 1,533.1   $ 1,394.6   $ 1,412.3
Corporate debt securities                        748.5       662.7       513.3       440.4       416.7       369.1
Mortgage-backed and asset-backed securities      191.4       110.3       126.7       139.5       164.9       119.2
                                             ----------  ----------  ----------  ----------  ----------  ----------
     Total                                   $ 2,325.3   $ 2,277.2   $ 2,137.7   $ 2,113.0   $ 1,976.2   $ 1,900.6
                                             ==========  ==========  ==========  ==========  ==========  ==========

Total investment return
     Net investment income                   $    19.5   $    18.0   $    16.3   $    15.3   $    14.4  $     12.3
     Realized gains (losses)                       2.0         2.0         1.4         1.7         1.3        (3.0)
     Change in unrealized gains (losses)           4.4        18.4       (47.3)       25.9        11.7         1.6
                                             ----------  ----------  ----------  ----------  ----------  ----------
     Total                                   $    25.9   $    38.4   $   (29.6)  $    42.9   $    27.4   $    10.9
                                             ==========  ==========  ==========  ==========  ==========  ==========

     Total return on average market value %        1.0%        1.5%       -1.2%        1.8%        1.3%        0.5%

Average duration of fixed maturities         2.2 years   2.2 years   2.2 years   2.1 years   2.0 years   2.2 years
Average credit quality of fixed maturities         AA+         AA+         AA+         AA+         AA+         AA+

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                               Capital (unaudited)
                     $ in millions, except per share amounts

                                            Dec 31       Sep 30       Jun 30       Mar 31       Dec 31       Sep 30        Jun 30
                                             2004         2004         2004         2004         2003         2003          2003
                                         ------------ ------------ ------------ ------------ ------------ ------------  ------------

Shareholders' equity                     $   1,751.9  $   1,663.5  $   1,764.3  $   1,770.0  $   1,657.7  $   1,569.3   $   1,474.2
Bank debt                                          -            -            -            -            -            -         150.0
Senior Notes                                   249.0        248.9        248.9        248.9        248.8        248.8             -
                                         ------------ ------------ ------------ ------------ ------------ ------------  ------------
      Total capital                      $   2,000.9  $   1,912.4  $   2,013.2  $   2,018.9  $   1,906.5  $   1,818.1   $   1,624.2
                                         ============ ============ ============ ============ ============ ============  ============

Financial leverage                              12.4%        13.0%        12.4%        12.3%        13.1%        13.7%          9.2%


Common shares outstanding                 62,131,232   61,853,732   62,251,232   63,442,597   63,392,597   63,392,597    63,392,597
Warrants outstanding                       7,319,160    7,319,160    7,319,160    7,319,160    7,319,160    7,319,160     7,319,160
Options outstanding                        1,922,500    2,200,000    2,427,500    2,500,000    2,550,000    2,550,000     2,550,000
                                         ------------ ------------ ------------ ------------ ------------ ------------  ------------
      Total                               71,372,892   71,372,892   71,997,892   73,261,757   73,261,757   73,261,757    73,261,757
                                         ============ ============ ============ ============ ============ ============  ============

Dividend per share/warrant
 (cents)                                        34.0         34.0         34.0         34.0         34.0            -             -

      Total dividend payout              $      23.6  $      23.5  $      23.7  $      24.1  $      24.0  $         -   $         -

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                      Net Income Reconciliation (unaudited)
                                  $ in millions

                                                         Year ended Dec 31   Three months ended Dec 31
                                                           2004      2003       2004           2003
                                                         ------------------  -------------------------

Net income                                               $ 240.3   $ 407.1     $ 102.4        $ 99.9

Net realized gains on investments                        $   7.2   $   7.6     $   2.0        $  1.3

Net foreign exchange gains                               $   7.0   $   8.3     $   5.8        $  6.4

Net income, excluding net realized gains (losses) (1)    $ 226.1   $ 391.2     $  94.6        $ 92.2


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2004
                          Non-GAAP Financial Measures


Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP financial measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. We believe that these measures are important to investors and other interested parties, and that these persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.


In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses), two non-GAAP financial measures, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.


This financial supplement contains the presentation of 'Return on Equity' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on comprehensive income divided by the beginning shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.


This financial supplement also contains the presentation of 'Dividend Yield' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.


This financial supplement also contains the presentation of 'Fully converted book value per share' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.


This financial supplement also contains the presentation of 'Total return to shareholders' which is a non-GAAP financial measure as defined by Regulation G. It is the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return made by its shareholders as it takes into account the effect of all dilutive securities and the effect of dividends.


This financial supplement also contains the presentation of 'Compound annual total return' which is a non-GAAP financial measure as defined by Regulation G. It is the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to December 31, 2004. Management believes that this measure most accurately reflects the compound annual return made by its shareholders as it takes into account the effect of all dilutive securities and the effect of dividends.